Exhibit 10.e

Guyana

      County of Demerara

                                    AGREEMENT

      BY THIS AGREEMENT made at Georgetown, Demerara, Republic of Guyana, this 4th day of April, 2002, BETWEEN:-

SHEIKH SHAHABUDEEN HASSAN of 17 Courida Park (East) East Coast Demerara, aforesaid (the Licensor).

And

NORTH AMERICAN RESOURCES INCORPORATED LIMITED of 88

C&D Barrack Streets, Kingston, Georgetown, aforesaid (the Licensee).

      NOW THIS AGREEMENT WITNESSETH AS FOLLOWS:-

      1. In consideration of the Licensee keeping and strictly observing the several covenants herein contained, the Licensor hereby grants to the Licensee an exclusive and irrevocable right to enter upon, prospect and/or work the areas (the Permitted Areas) covered by the 17 Prospecting Permits (Medium Scale) more fully described and set out in the Schedule hereto (the PPMS') for so long as the Permittee shall hold the PPMS'.

      2. The Licensee hereby covenants not to do or omit to be done anything upon or within the Permitted Areas whereby all or any of the PPMS' may be forfeited and/or cancelled by the State of Guyana.

      3. The Licensee shall from the date hereof have sole responsibility for doing or causing to be done anything upon or within the Permitted Areas which may be required to be done by the Licensor under the laws of Guyana so as to maintain all or any of the PPMS' in good standing with the State of Guyana.


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      4.    The Licensee hereby undertakes to indemnify the Licensor in full and to hold him harmless against all or any liability of whatsoever type or description which may accrue to him as a consequence of being the holder of all or any of the PPMS'.

      IN WITNESS WHEREOF the parties have hereunder set their hands on the date first above written in the presence of the subscribing witnesses hereto.


                                        ---------------------
                                        The Licensor


                                        ---------------------
                                        The Licensee

As Witnesses:


1.
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2.
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                                    Schedule

PPMS No.

PPMS/O166/2001

PPMS/0167/2001

PPMS/O168/2001

PPMS/0169/2001

PPMS/O170/2001

PPMS/0171/2001

PPMS/O172/2001

PPMS/O173/2001

PPMS/0174/2001

PPMS/O175/2001

PPMS/0176/2001

PPMS/0177/2001

PPMS/O178/2001

PPMS/0179/2001

PPMS/O180/2001

PPMS/Ol81/2001

PPMS/226/2002


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